Exhibit 99.1
EARNINGS RELEASE
By:    Expeditors International of Washington, Inc.
1015 Third Avenue, Suite 1200
Seattle, Washington 98104

CONTACTS:	R. Jordan Gates Bradley S. Powell
President and Chief Operating Officer    Senior Vice President and Chief Financial Officer
(206) 674-3427     (206) 674-3412
FOR IMMEDIATE RELEASE
__________________________________________________________________________________________________________________________________________________________________________
EXPEDITORS REPORTS SECOND QUARTER 2013 EPS OF $.45 PER SHARE 1
SEATTLE, WASHINGTON - August 6, 2013, Expeditors International of Washington, Inc. (NASDAQ:EXPD) today announced net earnings attributable to shareholders of $92,315,000 for the second quarter of 2013, as compared with $83,955,000 for the same quarter of 2012, an increase of 10%. Net revenues2 for the second quarter of 2013 increased 3% to $469,101,000 as compared with $453,651,000 for the same quarter in 2012. Total revenues and operating income were $1,500,453,000 and $143,579,000 in the second quarter of 2013, as compared with $1,504,952,000 and $132,403,000 for the same quarter of 2012, a marginal decrease and an increase of 8%, respectively. Diluted net earnings attributable to shareholders per share for the second quarter were $.45, as compared with $.39 for the same quarter in 2012, an increase of 15%.
For the six months ended June 30, 2013, net earnings attributable to shareholders was $172,630,000, as compared with $160,662,000 in 2012, an increase of 7%. Net revenues for the six months increased to $914,385,000 from $900,222,000 for 2012, up 2%. Total revenues and operating income for the six months were $2,910,938,000 and $272,097,000 in 2013, as compared with $2,916,322,000 and $257,674,000 for the same period in 2012, a marginal decrease and an increase of 6%, respectively. Diluted net earnings attributable to shareholders per share for the first two quarters of 2013 were $.83, as compared with $.75 for the same period of 2012, an increase of 11%.
“These results are very significant to us and we continue to be encouraged by our progress. The beginning signs of improvement we noticed during our 2013 first quarter, picked up during the second quarter,” said Peter J. Rose, Chairman and Chief Executive Officer. “While the global economy is still slowly emerging from the fundamental problems that have held it in thrall over the last five years, and slowly is the operative word, we've selectively grown market share this quarter. Our airfreight volumes were up again, for the third straight quarter, by 5%. Ocean FEU count on a yearly quarter-over-quarter basis was up 2%, as was our order management activity. The volatility of the pricing environment continues to require focused attention to both the buy and sell elements of the air and ocean marketplace. We think these results prove we did a good job of that during the second quarter,” Rose went on to say.
“Moving successfully through difficult times without having those difficult times move through us requires commitment to and confidence in the power of our culture and faith in our people and their knowledge and ability to execute in the markets we deal in,” Rose continued. "It takes discipline and integrity to win short-term market share battles without losing the long-term profitability wars that successful companies are built upon and which creates long-term shareholder value. Many businesses struggle with executing that strategic trade-off. Fortunately for us, our people, who are the core and cause of our success, have admirably demonstrated that they have ample amounts of both. We're grateful for their efforts and we're grateful to our customers, and our shareholders, who both benefit from the aligned efforts of our people,” Rose concluded.
Expeditors is a global logistics company headquartered in Seattle, Washington. The company employs trained professionals in 188 full-service offices and numerous satellite locations located on six continents linked into a seamless worldwide network through an integrated information management system. Services include the consolidation or forwarding of air and ocean freight, customs brokerage, vendor consolidation, cargo insurance, domestic time definite transportation services, purchase order management and customized logistics solutions.

_______________________
1Diluted earnings attributable to shareholders per share.
2Non-GAAP measure calculated as revenues less directly related operating expenses attributable to the Company's principal services. See reconciliation on the last page of this release.
NOTE: See Disclaimer on Forward-Looking Statements on the following page of this release.

Expeditors International of Washington, Inc.
Second Quarter 2013 Earnings Release, August 6, 2013

Financial Highlights for the Three and Six months ended June 30, 2013 and 2012 (Unaudited)
(in 000's of US dollars except share data)

	Three months ended June 30,			Six months ended June 30,
	2013	2012	% Change	2013	2012	% Change
Revenues	$1,500,453	$1,504,952	—%	$2,910,938	$2,916,322	—%
Net revenues[1]	$469,101	$453,651	3%	$914,385	$900,222	2%
Operating income	$143,579	$132,403	8%	$272,097	$257,674	6%
Net earnings attributable to shareholders	$92,315	$83,955	10%	$172,630	$160,662	7%
Diluted earnings attributable to shareholders	$.45	$.39	15%	$.83	$.75	11%
Basic earnings attributable to shareholders	$.45	$.40	13%	$.84	$.76	11%
Diluted weighted average shares outstanding	207,192,534	213,212,912		207,421,805	213,683,587
Basic weighted average shares outstanding	206,444,464	211,724,082		206,459,701	211,910,872
_______________________
1Non-GAAP measure calculated as revenues less directly related operating expenses attributable to the Company's principal services. See reconciliation on the last page of this release.

	Employee headcount as of June 30,
	2013	2012
North America	4,761	4,764
Asia Pacific	3,881	3,979
Europe and Africa	2,323	2,308
Middle East and India	1,213	1,249
Latin America	679	660
Information Systems	628	587
Corporate	270	243
Total	13,755	13,790

	Year-over-year percentage increase in:
	Airfreight kilos	Ocean freight FEU
2013
April	9%	2%
May	7%	—%
June	1%	3%
Quarter	5%	2%

Investors may submit written questions via e-mail to: investor@expeditors.com. Questions received by the end of business on August 9, 2013 will be considered in management's 8-K “Responses to Selected Questions” expected to be filed on or about August 23, 2013.

Disclaimer on Forward-Looking Statements:
Certain portions of this release contain forward-looking statements which are based on certain assumptions and expectations of future events that are subject to risks and uncertainties, including comments on recovery of global economy; ability to grow market share; ability to successfully manage volatile buy and sell rates; ability to execute and create long-term shareholder value. Actual future results and trends may differ materially from historical results or those projected in any forward-looking statements depending on a variety of factors including, but not limited to, our ability to maintain consistent and stable operating results, future success of our business model, ability to perpetuate profits, changes in customer demand for Expeditors’ services caused by a general economic slow-down, customers’ inventory build-up, decreased consumer confidence, volatility in equity markets, energy prices, political changes, foreign exchange rates, regulatory actions or changes or the unpredictable acts of competitors and other risks, risk factors and uncertainties detailed in our Annual Report as updated by our reports on Form 10-Q, filed with the Securities and Exchange Commission.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(In thousands, except share data)
(Unaudited)

	June 30, 2013	December 31, 2012
Assets
Current Assets:
Cash and cash equivalents	$1,286,109	$1,260,842
Short-term investments	89,902	139
Accounts receivable, net	1,018,337	1,031,376
Deferred Federal and state income taxes	11,999	12,102
Other current assets	69,431	53,140
Total current assets	2,475,778	2,357,599
Property and equipment, net	549,583	556,204
Goodwill	7,927	7,927
Other assets, net	30,377	32,395
	$3,063,665	$2,954,125
Liabilities and Equity
Current Liabilities:
Accounts payable	645,196	641,593
Accrued expenses, primarily salaries and related costs	196,789	178,995
Federal, state and foreign income taxes	18,228	21,970
Total current liabilities	860,213	842,558
Deferred Federal and state income taxes	81,510	78,997

Commitments and contingencies

Shareholders’ Equity:
Preferred stock; none issued	—	—
Common stock, par value $.01 per share; issued and outstanding 206,321,425 shares at June 30, 2013 and 206,392,013 shares at December 31, 2012	2,063	2,064
Additional paid-in capital	3,534	1,283
Retained earnings	2,129,349	2,018,618
Accumulated other comprehensive (loss) income	(15,105)	5,734
Total shareholders’ equity	2,119,841	2,027,699
Noncontrolling interest	2,101	4,871
Total equity	2,121,942	2,032,570
	$3,063,665	$2,954,125

06-Aug-2013	Expeditors International of Washington, Inc.	Page 3 of 7

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Statements of Earnings
(In thousands, except share data)
(Unaudited)

	Three months ended		Six months ended
	June 30,		June 30,
	2013	2012	2013	2012
Revenues:
Airfreight services	$642,969	$638,541	$1,263,343	$1,277,453
Ocean freight and ocean services	492,007	518,998	937,486	953,334
Customs brokerage and other services	365,477	347,413	710,109	685,535
Total revenues	1,500,453	1,504,952	2,910,938	2,916,322
Operating Expenses:
Airfreight services	483,016	484,311	947,935	965,354
Ocean freight and ocean services	380,727	413,447	725,650	745,401
Customs brokerage and other services	167,609	153,543	322,968	305,345
Salaries and related costs	255,569	249,925	503,986	496,057
Rent and occupancy costs	22,132	20,853	43,789	42,029
Depreciation and amortization	11,674	9,670	22,952	19,215
Selling and promotion	8,328	8,860	15,585	17,523
Other	27,819	31,940	55,976	67,724
Total operating expenses	1,356,874	1,372,549	2,638,841	2,658,648
Operating income	143,579	132,403	272,097	257,674

Interest income	3,070	3,050	6,313	6,410
Other, net	4,325	3,460	5,856	3,937
Other income, net	7,395	6,510	12,169	10,347
Earnings before income taxes	150,974	138,913	284,266	268,021
Income tax expense	58,311	54,892	110,993	107,278
Net earnings	92,663	84,021	173,273	160,743
Less net earnings attributable to the noncontrolling interest	348	66	643	81
Net earnings attributable to shareholders	$92,315	$83,955	$172,630	$160,662
Diluted earnings attributable to shareholders per share	$.45	$.39	$.83	$.75
Basic earnings attributable to shareholders per share	$.45	$.40	$.84	$.76
Dividends declared and paid per common share	$.30	$.28	$.30	$.28
Weighted average diluted shares outstanding	207,192,534	213,212,912	207,421,805	213,683,587
Weighted average basic shares outstanding	206,444,464	211,724,082	206,459,701	211,910,872

06-Aug-2013	Expeditors International of Washington, Inc.	Page 4 of 7

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Statements of Cash Flows
(In thousands) (Unaudited)

	Three months ended		Six months ended
	June 30,		June 30,
	2013	2012	2013	2012
Operating Activities:
Net earnings	$92,663	$84,021	$173,273	$160,743
Adjustments to reconcile net earnings to net cash from operating activities:
Provision for losses (recoveries) on accounts receivable	100	(388)	1,041	(855)
Deferred income tax expense (benefit)	5,818	(5,739)	12,940	(258)
Excess tax benefits from stock plans	(584)	(806)	(1,683)	(4,232)
Stock compensation expense	11,040	10,926	22,045	21,526
Depreciation and amortization	11,674	9,670	22,952	19,215
Other	241	206	449	423
Changes in operating assets and liabilities:
Increase in accounts receivable	(48,223)	(63,260)	(9,367)	(50,292)
(Increase) decrease in other current assets	(91)	1,642	(576)	3,566
Increase in accounts payable and accrued expenses	45,080	70,674	43,690	84,233
(Decrease) increase in income taxes payable, net	(33,692)	(14,132)	(15,474)	6,142
Net cash from operating activities	84,026	92,814	249,290	240,211
Investing Activities:
(Increase) decrease in short-term investments, net	(89,803)	15,878	(89,765)	98
Purchase of property and equipment	(17,141)	(9,814)	(27,209)	(26,902)
Other, net	1,264	(91)	820	379
Net cash from investing activities	(105,680)	5,973	(116,154)	(26,425)
Financing Activities:
Proceeds from issuance of common stock	7,548	7,482	18,477	20,402
Repurchases of common stock	(21,600)	(84,401)	(39,281)	(106,266)
Excess tax benefits from stock plans	584	806	1,683	4,232
Dividends paid	(61,899)	(59,358)	(61,899)	(59,358)
Purchase of noncontrolling interest	—	—	(7,730)	—
Net cash from financing activities	(75,367)	(135,471)	(88,750)	(140,990)
Effect of exchange rate changes on cash and cash equivalents	(11,557)	(11,984)	(19,119)	(2,905)
(Decrease) increase in cash and cash equivalents	(108,578)	(48,668)	25,267	69,891
Cash and cash equivalents at beginning of period	1,394,687	1,412,915	1,260,842	1,294,356
Cash and cash equivalents at end of period	$1,286,109	$1,364,247	$1,286,109	$1,364,247
Taxes paid:
Income taxes	$85,195	$77,583	$112,146	$104,095

06-Aug-2013	Expeditors International of Washington, Inc.	Page 5 of 7

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Business Segment Information
(In thousands) (Unaudited)

	UNITED STATES	OTHER NORTH AMERICA	LATIN AMERICA	ASIA PACIFIC	EUROPE and AFRICA	MIDDLE EAST and INDIA	ELIMI- NATIONS	CONSOLI- DATED
Three months ended June 30, 2013:
Revenues from unaffiliated customers	$392,804	56,626	21,421	749,227	205,995	74,380	—	1,500,453
Transfers between geographic areas	23,217	2,516	5,614	11,605	9,189	4,559	(56,700)	—
Total revenues	$416,021	59,142	27,035	760,832	215,184	78,939	(56,700)	1,500,453
Net revenues	$190,818	25,440	15,522	141,385	71,042	24,894	—	469,101
Operating income	$58,310	7,887	4,601	54,781	11,613	6,387	—	143,579
Identifiable assets	$1,531,739	101,721	53,795	809,827	418,077	155,058	(6,552)	3,063,665
Capital expenditures	$4,354	708	145	11,056	563	315	—	17,141
Depreciation and amortization	$7,276	197	229	1,983	1,550	439	—	11,674
Equity	$1,209,762	65,897	33,272	606,793	166,891	75,418	(36,091)	2,121,942
Three months ended June 30, 2012:
Revenues from unaffiliated customers	$379,126	49,802	21,366	780,858	202,301	71,499	—	1,504,952
Transfers between geographic areas	22,504	2,466	4,791	11,038	9,603	4,670	(55,072)	—
Total revenues	$401,630	52,268	26,157	791,896	211,904	76,169	(55,072)	1,504,952
Net revenues	$182,291	25,115	14,724	135,908	71,497	24,116	—	453,651
Operating income	$49,193	8,085	4,118	51,768	12,951	6,288	—	132,403
Identifiable assets	$1,597,543	93,374	52,019	687,586	412,752	152,754	(3,656)	2,992,372
Capital expenditures	$5,236	153	400	2,602	1,111	312	—	9,814
Depreciation and amortization	$5,756	181	207	1,645	1,430	451	—	9,670
Equity	$1,295,963	51,248	31,903	462,123	144,659	94,892	(30,731)	2,050,057

Six months ended June 30, 2013:
Revenues from unaffiliated customers	$764,523	108,355	41,285	1,443,322	408,482	144,971	—	2,910,938
Transfers between geographic areas	43,243	5,060	10,490	22,235	18,069	8,886	(107,983)	—
Total revenues	$807,766	113,415	51,775	1,465,557	426,551	153,857	(107,983)	2,910,938
Net revenues	$368,506	49,221	29,933	276,892	141,631	48,202	—	914,385
Operating income	$105,663	14,499	8,690	107,665	23,539	12,041	—	272,097
Identifiable assets	$1,531,739	101,721	53,795	809,827	418,077	155,058	(6,552)	3,063,665
Capital expenditures	$9,733	895	404	13,608	1,761	808	—	27,209
Depreciation and amortization	$14,033	404	470	3,971	3,179	895	—	22,952
Equity	$1,209,762	65,897	33,272	606,793	166,891	75,418	(36,091)	2,121,942
Six months ended June 30, 2012:
Revenues from unaffiliated customers	$756,428	99,756	40,635	1,468,928	408,572	142,003	—	2,916,322
Transfers between geographic areas	44,712	4,931	9,870	22,010	19,070	9,321	(109,914)	—
Total revenues	$801,140	104,687	50,505	1,490,938	427,642	151,324	(109,914)	2,916,322
Net revenues	$363,766	47,357	29,559	267,722	143,030	48,788	—	900,222
Operating income	$94,718	14,454	8,880	99,006	27,198	13,418	—	257,674
Identifiable assets	$1,597,543	93,374	52,019	687,586	412,752	152,754	(3,656)	2,992,372
Capital expenditures	$14,995	329	655	7,889	2,053	981	—	26,902
Depreciation and amortization	$11,378	368	424	3,269	2,834	942	—	19,215
Equity	$1,295,963	51,248	31,903	462,123	144,659	94,892	(30,731)	2,050,057

06-Aug-2013	Expeditors International of Washington, Inc.	Page 6 of 7

Net Revenues (Non-GAAP measure)

We commonly refer to the term “net revenues” when commenting about our Company and the results of its operations. Net revenues are a Non-GAAP measure calculated as revenues less directly related operations expenses attributable to the Company's principal services. We believe that net revenues are a better measure than are total revenues when analyzing and discussing our effectiveness in managing our principal services since total revenues earned as a freight consolidator must consider the carriers' charges to us for carrying the shipment, whereas revenues earned in other capacities include primarily the commissions and fees earned by us. Net revenue is one of our primary operational and financial measures and demonstrates our ability concentrate and leverage purchasing power (buy rates) through effective consolidation of shipments from customers utilizing a variety of transportation carriers and optimal routings. Using net revenues also provides a commonality for comparison among various services. The following table presents the calculation of net revenues.

	Three months ended		Six months ended
	June 30,		June 30,
(in thousands)	2013	2012	2013	2012
Total revenues	$1,500,453	$1,504,952	$2,910,938	$2,916,322
Expenses:
Airfreight services	483,016	484,311	947,935	965,354
Ocean freight and ocean services	380,727	413,447	725,650	745,401
Customs brokerage and other services	167,609	153,543	322,968	305,345
Net revenues	$469,101	$453,651	$914,385	$900,222

06-Aug-2013	Expeditors International of Washington, Inc.	Page 7 of 7